AIA DOCUMENT A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the Twenty-Fourth day of April in the year Nineteen Hundred Ninety-Eight (In words, indicate day, month and year)

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AIA Documentation
A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

BETWEEN The Owner:                              Swifty Carwash & Quik Lube, Inc.
(Name, address and other information)           17521 Crawley Road
                                                Odessa, Florida  33556

And the Contractor:                             Brandon Construction Company
(Name, address and other information)           557 U.S. Alternate 19
                                                Palm Harbor, FL.  34683

The Project is:                                 Swifty Carwash & Quik-Lube, Inc.
(Name, and location)                            U.S. 19 North
                                                Palm Harbor, FL.  34684

The Architect is:                               Oliveri Architects
(Name, address and other information)           32845 U.S. Hwy. 19, Suite 200
                                                Palm Harbor , FL.  34684-3123

The Owner and Contractor agree as follows.
-----------------------------------------
Copyright1915,1918, 1925,1937,1951,1958,1961,1963,1967,1974,1977,1987,(c)1997 by
The American Institute of Architects. Reproduction of this material herein or substantial quotation of its provisions without permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

ARTICLE 1 THE CONTRACT DOCUMENTS
The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supercedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT
The contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated on the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

   3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Five (5) working days from receipt of all permits and Signed contract.

If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

   3.2 The Contract Time shall be measured from the date of commencement.

   3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than Approximately 115 days from the date of commencement, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

subject to  adjustments  of this  Contract  Time as  provided  in the  Contract
Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

ARTICLE 4 CONTRACT SUM

    4.1 The owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the contract. The Contract Sum shall be Five Hundred Fourteen Thousand Sixteen Dollars($514,016) *subject to additions and deductions as provided in the Contract Documents. See attached Cost Breakdown.

    4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
    Owner: (State the numbers or other identification of accepted alternate. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternatives showing the amount for each and the date when that amount expires.)

    4.3   Allowances if any, are as follows:
                  Site Wall                            $14,250.00
                  Deep Well                              1,500.00
                  Wall underdrain and tie-in             4,000.00
                  Permit and Impacts                    39,000.00
                  Signage                               15,000.00

         Any cost in excess of allowance budget shall be added by Change Order at cost plus 10% O.H. & Fee.

ARTICLE 5 PAYMENTS

    5.1      PROGRESS PAYMENTS
    5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

   5.1.2 The period covered by each Application for Payment shall be done one calendar month ending on the last day of the month, or as follows.

    5.1.3 Provided that an Application for Payment is received by the Architect not later than the 30 day of a month, the Owner shall make payment to the Contractor not later than the 10 day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 10 days after the Architect receives the Application for Payment.

    5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

    5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

    5.1.6 Subject to other provisions of the Contract Documents. the amount of each progress payment shall be computed as follows: 1. Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of * Five percent(5%). Pending final determination of cost to the Owner of changes in the Work, amounts not on dispute shall be included as provided in subparagraph 7.3.8 of AIA Document A201-1997; 2.Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of * Five percent (5%); 3 Subtract the aggregate of previous payments made by the Owner and 4. Subtract amounts if any for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A101-1997. *No retainage of Permit-Impact Fees, and Signage line items

    5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances: 1. Add, upon Substantial Completion of the Work a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Documents A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.) 2. Add, if final completion of the Work if thereafter materially delayed through no fault of the Contractor any additional amounts payable in accordance with Subparagraph 9.10.3 of A101 of AIA Document A201-1997.

   5.1.8 Reduction or limitation of retainage, if any, shall be as follows: (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)



   5.1.9.Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

    5.2 FINAL PAYMENT

    5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:
          1. the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and 2. a final Certificate for Payment has been issued by the Architect.

    5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows. Final payment is due when original punch-list is complete. All punch-out items added after original list is comprised shall be warranty items, and not effect final payment.

ARTICLE 6 TERMINATION OR SUSPENT1ON

     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

          (Insert rate of interest agreed upon, if any.)    12%


          (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

    7.3   The Owner's representative is:

          (Name, address and other information)

    7.4   The Contractor's representative is:   Mark Matheny-Project Coordinator
          (Name, Address and other information) Brandon  Construction Company
                                                557 U.S.  Alternate 19
                                                Palm Harbor,  FL. 34683

    7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

    7.6   Other provisions: All Change Orders shall include 10% O.H. & Fee.


ARTICLE 8 ENUMERATION OF CONTRACT

    8.1 The Contract Documents. except for Modifications issued after execution of this Agreement, are enumerated as follows:

    8.1.1 The Agreement is this executed 1997 edition of the Standard Form of agreement Between Owner and Contractor, AIA Document A101-1997

    8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

    8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated N/A ,and are as follows:

     Document                      Title                                  Pages
                                    N/A

    8.1.4 The Specifications are those contained in the Project Manual dated as in subparagraph 8.l.3, and are as follows: (Either, list the Specifications here or refer to an exhibit attached to this Agreement.)
          Section              Title          Pages

                                   See Plans


   8.1.5 The Drawings are as follows, and are dated unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

      Number                 Title               Date

                                  See Attached


   8.1.6  The Addenda, if any, are as follows:

     Number                   Date               Pages

                                 None


Portions of Addenda relating to bidding requirements are not Part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 8.

   8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(list here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, instructions to Bidders, sample forms and the Contractors bid are not part of the Contract Documents unless enumerated in this Agreement, They should be listed here only if intended to be part of the Contract Documents.)

     Survey and Testing by Owner
     No wire shelving
     No Security Phones, Fire Alarm
     No Carwash, Auto Lube, or other business equipment
     No Bond, Builder's Risk or owner Liability Insurance
     Connections of Owner supplied equipment is limited to those shown on Plans Cost Breakdown

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


_______/s/ Rachel Steele, President____     _______/s/ D. B. President_______
             OWNER (Signature)                     CONTRACTOR(Signature)

             Rachel Steele                       David L. Brandon, President
        (Printed name and title)                  (printed name and title)

1997 AIA AIA DOCUMENT A101-1997 OWNER-CONTRACTOR AGREEMENT The American Institute of Architects 1735 New York Avenue, N.W. Washington, D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

                                INDEX OF DRAWINGS

SHEET NO.                DESCRIPTION                             DATE   REVISION
--------                 -----------                             ----   -------
1 of 5                   Cover Sheet                             3/6/98
2 of 5                   Paving, Grading, & Drainage             2/98    3/13/98
3 of 5                   Landscape Plan                          11/97
4 of 5                   Typical Sections & Details              12/97    3/2/97
5 of 5                   Lift Station Details                    12/97
Al                       Cover Sheet                             2/2/98
A2                       Site Plan                               2/2/98
A3                       Floor Plan                              2/2/98
A4                       Roof Plan                               2/2/98
A5                       Exterior Elevations2/2/98
A6                       Wall Sections & Details                 2/2/98
A7                       Interior Elevations & Details           2/2/98
A8                       Schedules, Notes, & Details             2/2/98
A9                       Specifications                          2/2/98

S-1                      Foundation/Floor Framing Plan           2/2/98
S-2                      Roof Framing Plans                      2/2/98
S-3                      Details                                 2/2/98
S-4                      Details                                 2/2/98
S5                       Details                                 2/2/98
S6                       Specifications                          2/2/98

P1                       Legend, Notes, Schedules & Details      2/2/98
P2                       Plumbing Floor Plan                     2/2/98

M1                       Mechanical Legend, Notes & Schedules    2/2/98
M2                       Mechanical Floor Plan                   2/2/98
M3                       Mechanical Details                      2/2/98

El                       Legend, Lighting Fixture Schedule &
                           Specifications                        1/7/97
E2                       Details                                 2/2/98
E3                       Site Plan - Lighting, Power &
                           Communications                        1/7/97
E4                       Floor Plan - Lighting                   2/2/98
E5                       Floor Plan - Power & Communications     2/2/98
E6                       Panel Loads, Power Riser Diagram        2/2/98

BRANDON CONSTRUCTION COMPANY                                COMMERCIAL ESTIMATE

SWIFTY CARWASH & QUICK LUBE                                      EST#346
                                                                24 Apr 98

--------------------------------------------------------------------------------
CSI     DESCRIPTION                 NOTES         SUB BID                COST/SF
--------------------------------------------------------------------------------

01000   GENERAL REQUIREMENTS                                                0.00
                                                   18,289                   3.59
        SURVEYING/TESTING          BY OWNER             0                   0.00
                                                                            0.00
02000   SITEWORK                                   58,095                  11.39
                                                                            0.00
        IMPORT FILL                                60,094                  11.78
                                                                            0.00
        SITE WALL (NOT AS SPEC'D)  ALLOWANCE       14,250                   2.79
                                                                            0.00
        LANDSCAPE                                   4,690                   0.92
                                                                            0.00
        BAHIA SOD                                   2,860                   0.56
                                                                            0.00
        IRRIGATION                                  3,100                   0.61
                                                                            0.00
        DEEP WELL                  ALLOWANCE        1,500                   0.29
                                                                            0.00
        SITE CONCRETE                               1,280                   0.25
                                                                            0.00
        WALL UNDERDRAIN            ALLOWANCE        4,000                   0.78
        CONNECT TO STORM                             INCL                   0.00
                                                                            0.00
        TERMITE CONTROL                               650                   0.13
                                                                            0.00
03000   CONCRETE - LABOR                           33,200                   6.51
                                                                            0.00
        CONCRETE - MAT'L                           13,989                   2.74
                                                                            0.00
04000   MASONRY-LABOR                              16,800                   3.29
                                                                            0.00
        MASONRY - MAT'L                             9,764                   1.91
                                                                            0.00
05000   STRUCTURAL STEEL                           27,581                   5.41
        STAIRS/RAILING                               INCL                   0.00
                                                                            0.00
06000   FRAMING-LABOR                               2,400                   0.47
                                                                            0.00
        FRAMING-MATERIALS                           3,016                   0.59
                                                                            0.00
        CABINETRY                 ALLOWANCE         3,000                   0.59
                                                                            0.00
07000   MOD BIT ROOFING                            18,205                   3.57
        RIGID INSULATION                             INCL                   0.00
        METAL ROOFING                                INCL                   0.00
        FLASHING/SHT METALS                          INCL                   0.00
                                                                            0.00
        WATERPROOFING                               3,000                   0.59
                                                                            0.00
08000   HM DOORS/FRAMES                             2,785                   0.55
                                                                            0.00
        FINISH HARDWARE                             1,334                   0.26
                                                                            0.00
        DOOR/HDWR INSTALL                             800                   0.16
                                                                            0.00
        OVERHEAD DOORS           VALUE ENG'D        8,671                   1.70
                                                                            0.00
        STOREFRONT               VALUE ENG'D        5,590                   1.10
        ALUM ENTRIES                                 INCL                   0.00
        INT GLAZING                                  INCL                   0.00
                                                                            0.00
09000   STUCCO                                     17,500                   3.43
        LATH/ACCESSORIES                             INCL                   0.00
                                                                            0.00
        DRYWALL                                    l5,088                   2.96
        METAL FRAMING                                INCL                   0.00
        RIGID INSULATION                             INCL                   0.00
        R-11 WALL--BATTS                             INCL                   0.00
                                                                            0.00
        ACOUSTICAL CEILINGS                         2,346                   0.46
        R-30 BATT INSULATION                         INCL                   0.00
                                                                            0.00
        VCT                                         1,677                   0.33
        VINYL BASE                                   INCL                   0.00
                                                                            0.00
        PAINTING                                    6,265                   1.23
                                                                            0.00
        SPECIAL COATINGS           NONE SHOWN           0                   0.00
                                                                            0.00

10000   TOILET ACCESSORIES                            675                   0.13
                                                                            0.00
        FIRE EXTINGUISHERS                            150                   0.03
                                                                            0.00
        WIRE SHELVING              NONE SHOWN           0                   0.00
                                                                            0.00
11000   CARWASH EQUIPMENT           BY OWNER            0                   0.00
        AUTO LUBE EQUIPMENT                             0                   0.00
                                                                            0.00
15000   PLUMBING                                    8,134                   1.59
                                                                            0.00

        HVAC                                        7,373                   1.45
        DUCTWORK                                     INCL                   0.00
        EXH FANS/VENTING                             INCL                   0.00
                                                                            0.00
16000   ELECTRICAL                 VALUED ENG'D    37,850                   7.42
        FIXTURES                                     INCL                   0.00
        ELEC METER                                   INCL                   0.00
        CORD REELS                                   INCL                   0.00
        PHONE CONDUIT (BLDG)                         INCL                   0.00
                                                                            0.00
        SITE LIGHTING              VALUED ENG'D      INCL                   0.00
        CONCRETE POLES                               INCL                   0.00
        PHONE CONDUIT (SITE)                         INCL                   0.00

        SECURITY/MISC               BY OWNER            0                   0.00


--------------------------------------------------------------------------
                                    SUBTOTAL      416,000
                                    GEN LIAB        1,248         0.3%
                                    ------------  ---------     ---------
                                    SUBTOTAL      417,248
                                    OVERHEAD       20,862         5%
                                    ------------  ---------     ---------
                                    SUBTOTAL      438,110
                                    GC FEE         21,906         5%
                                    ------------  ---------     ---------
                                    SUBTOTAL      460,016
                                    PERMITS/FEES   39,000        ALLOW
                                    SIGNAGE        15,000        ALLOW
                                    ------------  ---------     ---------
                                    TOTAL BID     514,016
                                    ------------  ---------     ---------
                                    PER SF/.SQ PT  100.79        5,100
                                    ------------  --------      ---------

                    ALL INFORMATION CONTAINED IN THIS CONFIDENTIAL COST ESTIMATE IS SOLE PROPERTY OF BRANDON CONSTRUCTION COMPANY GENERAL CONTRACTORS, INC. ALL RIGHTS RESERVED/COPYRIGHT 1998

                          BRANDON CONSTRUCTION COMPANY
                                  CHANGE ORDER


  Project:      Swifty Carwash & Quick      Change Order Number: one(1)
                Lube, Inc.
                32663 U.S. Hwy. 19
                Palm Harbor, FL. 34684

  To:           Brandon Construction Co.    Initiation Date- July 1, 1998
                557 U.S. Alternate 19
                Palm Harbor FL. 34683       Contract For:
                         Contract Date: April 24,, 1998
You are directed to make the following changes in this Contract-

                              (SEE ATTACHED SHEET)



Signature of the Contractor indicates his agreement herewith, including any adjustment in the Contract Sum or Contract Time.

The original Contract Sum was $5l4,0l6.00 Net change by previously authorized Change Orders $-0- The Contract Sum prior to this Change Order was $514,016.00 The Contract Sum will be increased by this Change Order 11,470.00 The new Contract Sum including this Change Order will be 525,486.00 The Contract Time will be unchanged
The Date of Substantial Completion as of the date of the Change Order therefore is as per contract schedule.

  BRANDON CONSTRUCTION              SWIFTY-CARWASH & QUICK LUBE
  Contractor
  557 US ALT 19
  Palm Harbor, FL 34683

  By:_____/s/ David Brandon____     By:__/s/ Rachel Steele___________
  Date:______10/26/98__________     Date:_____10/19/98_______________



                        SWIFTY CARWASH & QUICK LUBE, INC.
                                 CHANGE ORDER #1

-Soil testing to-date  $161.00
-Dewatering under slab 2,320.00
-Membrane under slab   2,500.00
-Additional excavation/rock/and pumping                         2,580.00
-Additional concrete for over dig                                 968.00
-Plate compactor rental                                            98.00
-Additional month form rental                                   1,800.00
                                                                --------
                                        Sub-Total             $10,427.00
                                          O.H. & Fee            1,043.00

                                        TOTAL ADD             $11,470.00

                    BRANDON CONSTRUCTION COMPANY CHANGE ORDER

 Project:Swifty Car Wash & Quik Lube, Inc.   Change Order Number: Two (2)
 32663 U.S. Hwy. 19
 Palm Harbor, FL. 34684

 To:  Brandon Construction Co                Initiation Date: September 30, 1998
 557 U.S. Alternate 19
 Palm Harbor, FL.  34683                     Contract For:
                                             Contract Date: April 24, 1998

 You are directed to make the following changes in this Contract:

                              (SEE ATTACHED SHEETS)

 Signature of the Contract indicates his agreement herewith, including any adjustment in the Contract Sum or Contract Time.

 The original Contract Sum was ........................................$ 514,016
 Net change by previously authorized Change  Orders................$  11,470 The
 Contract  Sum prior to this Change  Order  was...................$  525,486 The
 Contract  Sum will be  increased  by the  Change  Order..........$  20,132  The
 Contract Time will be unchanged
  The Date of Substantial Completion as of the date of the Change Order therefore or as per contract schedule.

                                                Swifty Carwash & Quik-Lube
  Brandon Construction                          Owner
  Contractor
  557 US ALT 19
  Palm Harbor, FL 34683

  By:_____________________________              By:_____________________________

  Date:___________________________              Date:___________________________